EXHIBIT 4.3

                  [Stock Certificate Graphic picture             COMMON STOCK
                   of frontal full-body view of lady
                   holding globe on celestial
                   background]


                            SUNAMERICA INC.

     NUMBER           INCORPORATED UNDER THE LAWS                       SHARES
B                     OF THE STATE OF MARYLAND
                                                               SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS
                                                             CUSIP 866930 10 0
[LOGO]SUNAMERICA

       THIS CERTIFIES THAT
       [  ]
       IS THE OWNER OF


           FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $1.00 EACH OF THE COMMON STOCK OF


       SunAmerica Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all provisions of the Articles of Incorporation and the By-Laws of the Corporation and all amendments and supplements thereto (copies of which are on file with the Transfer Agent), to all of which the holder of this Certificate, by acceptance hereof, assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
           Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

       Dated:

[SEAL]
SUNAMERICA INC.   COUNTERSIGNED AND REGISTERED:
CORPORATE SEAL    THE BANK OF NEW YORK
1961 MARYLAND     TRANSFER AGENT AND REGISTRAR
                  By

                  AUTHORIZED SIGNATURE  /s/ Susan L. Harris  /s/ Eli Broad
                                            Secretary            Chairman and
                                                                 Chief
                                                                 Executive
                                                                 Officer


   The Corporation is authorized to issue stock of more than one class.
   The Corporation will furnish to any shareholder upon request and without charge a full statement of the designations, preferences, limitations and relative rights of each authorized class of stock, of the variations in the relative rights and preferences between the shares of each class so far as the same has been fixed and determined, and of the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series. Any such request should be directed to the corporation, attention of its Secretary at its principal place of business.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM- as tenants in          UNIF GIFT MIN ACT-......Custodian.........
          common                                  (Cust)          (Minor)
                                                 under Uniform Gifts to Minors
                                                 Act....................
                                                    (State)

TEN ENT - as tenants by
     the entireties

JT TEN - as joint tenants
with right of survivorship      UNIF TRF MIN ACT-....Custodian (until age....)
and not as tenants in common                     (Cust)
                                              .........under Uniform Transfers
                                              (Minor)
                                              to Minors Act...............
                                                                (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

__________________________________________________________________________


__________________________________________________________________________


_____________________________________________________________________SHARES

of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
_________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated  ________________________________         X_____________________________
                                                X_____________________________
                                                             NOTICE:
                                                     THE SIGNATURE(S) TO THIS
                                           ASSIGNMENT MUST CORRESPOND WITH THE
                                              NAME(S) AS WRITTEN UPON THE FACE
                                       OF THE CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT OR
                                                          ANY CHANGE WHATEVER.


Signature(s) Guaranteed




By _________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION,
(BANKS, STOCK-BROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.